SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2011

HANCOCK HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-13089	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Hancock Plaza
2510 14th Street
Gulfport , Mississippi 39501
(Address of principal executive offices)

(228) 868-4000
(Registrant's telephone number, including area code)

Item 8.01. Other Events. On April 26, 2011, Hancock Holding Company issued a press release announcing the underwriters’ exercise of the overallotment option granted to them in connection with the Company's previously announced public offering, and their purchase of 756,643 shares of common stock of the Company. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

    99.1   Press Release issued by Hancock Holding Company dated April 26, 2011, headed "Hancock Holding Company announces underwriters’ exercise of overallotment option."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 26, 2011

                               HANCOCK HOLDING COMPANY
                                     (Registrant)

                               By: /s/ Paul D. Guichet
                               Name: Paul D. Guichet
                               Title:   Vice President
                                  Investor Relations

For Immediate Release
April 26, 2011

For More Information
Carl J. Chaney, President  & Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, VP, Investor Relations & Corporate Governance
800.522.6542 or 228.563.6559

Hancock Holding Company announces underwriters’ exercise of overallotment option

GULFPORT, MS (April 26, 2011) — Hancock Holding Company (NASDAQ: HBHC) today announced that in connection with the company’s previously announced public offering of 6,201,500 shares of common stock, which closed on March 25, 2011, the underwriters have exercised the overallotment option granted to them by the company and have purchased 756,643 shares of common stock of the company. Completion of the public offering and overallotment resulted in total gross proceeds of approximately $224 million.

Morgan Stanley acted as sole book-runner, SunTrust Robinson Humphrey, Inc. served as lead manager and Raymond James & Associates and Sterne Agee & Leach, Inc. served as co-managers.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The offering was made only by means of a prospectus supplement and accompanying prospectus, copies of which may be obtained from Morgan Stanley at 180 Varick St, 2nd Floor, New York, NY 10014, Attention: Prospectus Department or by email at prospectus@morganstanley.com.

About Hancock Holding Company

Hancock Holding Company — parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, and Hancock Bank of Alabama — had assets of approximately $8.3 billion as of March 31, 2011.  Founded in 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions, according to BauerFinancial, Inc. More corporate information and e-banking are available at www.hancockbank.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements which are not historical facts and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.